UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

Fulgent Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37894	81-2621304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4978 Santa Anita Avenue, Temple City, California	91780
(Address of principal executive offices)	(Zip Code)

(626) 350-0537

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	FLGT	The Nasdaq Stock Market (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.    Entry into a Material Definitive Agreement.

On August 4, 2020, Fulgent Genetics, Inc. (the “Company”) and Piper Sandler & Co. (the “Agent”) entered into an amendment (the “Amendment”) to the Equity Distribution Agreement, dated August 30, 2019 (as amended, the “Equity Distribution Agreement”), by and between the Company and the Agent to increase the amount of Company common stock (the “Shares”) that the Company may offer and sell, from time to time, through the Agent pursuant to the Equity Distribution Agreement from an aggregate offering price of up to $30 million to an aggregate offering price of up to $44.92 million. Except as specifically amended by the Amendment, the Equity Distribution Agreement remains in full force and effect and all other terms of the Equity Distribution Agreement remain unchanged.

Under the Equity Distribution Agreement, the Agent may sell the Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made directly on the Nasdaq Global Market or on any other existing trading market for the Shares. Any Shares offered and sold in the Offering will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-233227) filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2019 (the “Registration Statement”) and declared effective on August 23, 2019, the prospectus supplements relating to the Offering filed with the SEC on August 30, 2019, May 6, 2020 and August 4, 2020 and any applicable additional prospectus supplements related to the Offering that form a part of the Registration Statement. As of August 4, 2020, the Company has sold an aggregate of 104,390 shares of its common stock pursuant to the Equity Distribution Agreement for gross proceeds of $1,266,878.82.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 1.1 hereto, which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

The opinion of the Company's counsel regarding the validity of the Shares is filed as Exhibit 5.1 hereto. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Number	Description
1.1	Amendment to Equity Distribution Agreement, dated as of August 4, 2020, by and between Fulgent Genetics, Inc. and Piper Sandler & Co.
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulgent Genetics, Inc.

Date: August 4, 2020	By:	/s/ Paul Kim
Name: Paul Kim
Title: Chief Financial Officer